                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02349

Morgan Stanley Income Securities Inc.
               (Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York 10020
          (Address of principal executive offices)                    (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: September 30, 2004

Date of reporting period: September 30, 2004

Item 1 - Report to Shareholders

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Income Securities performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund.

FUND REPORT

For the year ended September 30, 2004

MARKET CONDITIONS

Bond investors over the 12-month review period were faced with a substantial amount of contradictory data. At the beginning of the review period, market levels indicated that investors expected the Federal Open Market Committee (the "Fed") to keep rates low. During this time, investors' attitudes were greatly influenced by continued weak employment growth, terrorism threats and deflationary pressures. This pattern held until April, when a strong March employment report, as well as upward revisions to previously released reports, and rising oil prices led investors to the conclusion that the Fed would begin raising rates sooner than had been anticipated.

The Fed responded by signaling a shift in its stance and by increasing the federal funds target rate. The Fed did so in 25-basis-point increments in its June, August and September meetings, and indicated that increases were likely to continue at this "measured" pace. The market didn't react dramatically to these increases, since it had already priced them in, and yields went on to drift lower over the final months of the period due to signs of continuing softness in the economy.

Against this shifting backdrop, performance was varied across the major segments of the bond market. Corporate securities generally outperformed government securities as investors sought out their relatively superior yields. Lower-quality bonds outperformed higher quality, with leading sectors including industrials, paper and energy. Mortgage-backed securities (MBSs) lagged treasuries because of sensitivity to high prepayment levels among mortgage holders. Treasuries and agencies provided the least performance among the major bond sectors, thanks to their relative lack of yield and high sensitivity to shifting rates.

PERFORMANCE ANALYSIS

For the 12-month period ended September 30, 2004, the net asset value (NAV) of Morgan Stanley Income Securities Trust (ICB) increased from $17.42 to $17.59 per share. Based on this change plus the reinvestment of dividends totaling $0.96 per share the Fund's total NAV return was 7.17 percent. ICB's value on the New York Stock Exchange (NYSE) increased from $15.87 to $16.04 per share during the same period. Based on this change plus the reinvestment of dividends, the Fund's total market return was 7.27 percent. On September 30, 2004, ICB's NYSE market price was at an 8.81 percent discount to its NAV.

Monthly dividends for the fourth quarter of 2004, declared in September, remained unchanged at $0.08125 per share to reflect the Fund's current and projected earnings level. The Fund's level of undistributed net investment income was $0.04 per share on September 30, 2004, versus $0.03 per share 12 months earlier. Past performance is no guarantee of future results.

The Fund's focus on corporate securities boosted its performance, as investors during the period focused on the yield advantages of corporate bonds. The Fund's portfolio emphasized securities rated BBB, which benefited further from their attractive yield characteristics relative to other investment-grade bonds. The Fund also benefited from its focus on the strongly performing industrial, paper and energy sectors, as well as from overall strong security selection.

The Fund's interest-rate strategy was less supportive of performance during the period. The sustained low level of interest rates led us to position the portfolio to mitigate a potential rise in interest rates. This approach led us to maintain the Fund's interest-rate sensitivity below that of the market, a stance which limited its participation in the bond rallies that characterized the brief periods of falling rates during the year.

The Fund's procedure for reinvestment of all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Directors have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

There is no guarantee that any securities mentioned will continue to perform well or be held by the Fund in the future.

   PORTFOLIO COMPOSITION*
   Corporate Bonds                                     92.5%
   Foreign Government Obligations                       2.9
   Asset-Backed Securities                              2.3
   Short-Term Investments                               1.5
   U.S. Government Obligation                           0.8

   LONG-TERM CREDIT ANALYSIS
   AAA                                                  4.7%
   AA                                                   1.0
   A                                                   19.8
   BBB                                                 61.3
   BB                                                  11.4
   B or Below                                           1.8

Data as of September 30, 2004. Subject to change daily. All percentages for portfolio composition are as a percentage of total investments and all percentages for long-term credit analysis are as a percentage of total long-term investments. Provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

* The Fund has outstanding short futures contracts with an underlying face amount of $35,336,125 with unrealized depreciation of $403,653. The Fund has outstanding long futures contracts with an underlying face amount of $1,009,969 with unrealized depreciation of $14,087.

FOR MORE INFORMATION
ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY FUND PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE FUND'S SECOND AND FOURTH FISCAL QUARTERS BY FILING THE SCHEDULE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEMIANNUAL REPORTS ARE FILED ON FORM N-CSRS AND THE ANNUAL REPORTS ARE FILED ON FORM N-CSR. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO FUND SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, WWW.MORGANSTANLEY.COM. EACH MORGAN STANLEY FUND ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FUND'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, HTTP://WWW.SEC.GOV. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (PUBLICINFO@SEC.GOV) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102. YOU MAY OBTAIN COPIES OF A FUND'S FISCAL QUARTER FILINGS BY CONTACTING MORGAN STANLEY CLIENT RELATIONS AT (800) 869-NEWS.

PROXY VOTING POLICIES AND PROCEDURES

A DESCRIPTION OF (1) THE FUND'S POLICIES AND PROCEDURES WITH RESPECT TO THE VOTING OF PROXIES RELATING TO THE FUND'S PORTFOLIO SECURITIES AND (2) HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED SEPTEMBER 30, 2004, IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING (800) 869-NEWS OR BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT WWW.MORGANSTANLEY.COM. THIS INFORMATION IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT HTTP://WWW.SEC.GOV.

Morgan Stanley Income Securities Inc.
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2004

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Corporate Bonds (91.4%)
            Advertising/Marketing Services (0.6%)
$  1,090    WPP Finance (UK) Corp. - 144A*............................  5.875%   06/15/14   $  1,119,074
                                                                                            ------------

            Aerospace & Defense (2.6%)
     875    Lockheed Martin Corp. ....................................  8.20     12/01/09      1,042,339
     735    Northrop Grumman Corp. ...................................  7.125    02/15/11        845,955
     685    Raytheon Co. .............................................  4.50     11/15/07        707,821
   1,400    Raytheon Co. .............................................  4.85     01/15/11      1,439,137
     663    Systems 2001 Asset Trust - 144A*..........................  6.664    09/15/13        736,496
                                                                                            ------------
                                                                                               4,771,748
                                                                                            ------------
            Air Freight/Couriers (1.2%)
   2,000    FedEx Corp. ..............................................  7.25     02/15/11      2,292,504
                                                                                            ------------

            Airlines (0.8%)
   1,499    Continental Airlines, Inc. (Series 974A)..................  6.90     01/02/18      1,444,555
                                                                                            ------------

            Broadcasting (0.8%)
   1,330    Clear Channel Communications, Inc. .......................  7.65     09/15/10      1,519,537
                                                                                            ------------

            Cable/Satellite TV (3.0%)
   1,365    Comcast Cable Communications Inc. ........................  6.75     01/30/11      1,516,029
   1,400    Comcast Cable Communications Inc. ........................  7.125    06/15/13      1,586,021
     750    Comcast Cable Communications Inc. ........................  8.375    05/01/07        838,297
     450    Comcast Corp. ............................................  6.50     01/15/15        486,982
     710    Echostar DBS Corp. .......................................  6.375    10/01/11        722,425
     390    TCI Communications, Inc. .................................  7.875    02/15/26        459,037
                                                                                            ------------
                                                                                               5,608,791
                                                                                            ------------
            Casino/Gaming (3.2%)
   1,590    Harrah's Operating Co., Inc. .............................  8.00     02/01/11      1,847,923
     940    MGM Mirage Inc. ..........................................  8.50     09/15/10      1,072,775
     185    MGM Mirage Inc. - 144A*...................................  6.00     10/01/09        188,469
     220    MGM Mirage Inc. - 144A*...................................  6.75     09/01/12        228,800
   1,955    Park Place Entertainment Corp. ...........................  7.50     09/01/09      2,214,037
     400    Station Casinos, Inc. ....................................  6.00     04/01/12        412,000
                                                                                            ------------
                                                                                               5,964,004
                                                                                            ------------
            Chemicals: Major Diversified (0.3%)
     540    ICI Wilmington Inc. ......................................  4.375    12/01/08        546,728
                                                                                            ------------

                                                                               5
                       See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2004 continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Chemicals: Specialty (0.0%)
$     50    FMC Corp. ................................................  10.25%   11/01/09   $     58,625
                                                                                            ------------

            Containers/Packaging (0.5%)
     975    Sealed Air Corp. - 144A*..................................  5.625    07/15/13      1,004,167
                                                                                            ------------

            Department Stores (2.9%)
   2,800    Federated Department Stores, Inc. ........................  6.625    09/01/08      3,073,311
     610    May Department Stores Co., Inc. ..........................  5.95     11/01/08        653,144
     265    May Department Stores Co., Inc. ..........................  6.70     09/15/28        275,836
   1,280    May Department Stores Co., Inc. ..........................  6.90     01/15/32      1,362,254
                                                                                            ------------
                                                                                               5,364,545
                                                                                            ------------
            Electric Utilities (11.9%)
     565    Appalachian Power Co. (Series H)..........................  5.95     05/15/33        559,135
   1,360    Arizona Public Service Co. ...............................  5.80     06/30/14      1,436,070
     530    Cincinnati Gas & Electric Co. ............................  5.70     09/15/12        561,398
     365    Cincinnati Gas & Electric Co. (Series A)..................  5.40     06/15/33        336,747
     290    Cincinnati Gas & Electric Co. (Series B)..................  5.375    06/15/33        266,562
     805    Columbus Southern Power Co. ..............................  6.60     03/01/33        883,797
     625    Consolidated Natural Gas Co. (Series A)...................  5.00     03/01/14        626,179
   1,775    Consumers Energy Co. .....................................  4.00     05/15/10      1,747,507
      90    Consumers Energy Co. .....................................  4.80     02/17/09         92,873
     195    Consumers Energy Co. .....................................  5.375    04/15/13        201,061
     835    Duquesne Light Co. (Series O).............................  6.70     04/15/12        943,001
     915    Entergy Gulf States, Inc. ................................  3.60     06/01/08        905,292
   1,705    Exelon Corp. .............................................  6.75     05/01/11      1,906,304
   1,320    FirstEnergy Corp. (Series B)..............................  6.45     11/15/11      1,442,017
     215    Indianapolis Power & Light Co. - 144A*....................  6.30     07/01/13        229,181
     460    Monongahela Power Co. ....................................  5.00     10/01/06        478,256
     330    Nevada Power Co. .........................................  9.00     08/15/13        381,150
   1,265    Ohio Edison Co. ..........................................  5.45     05/01/15      1,283,837
   1,340    Ohio Power Co. (Series G).................................  6.60     02/15/33      1,467,114
   1,275    Pacific Gas & Electric Co. ...............................  6.05     03/01/34      1,302,186
     235    Panhandle Eastern Pipe Line Co. (Series B)................  2.75     03/15/07        230,784
     100    PSEG Energy Holdings Inc. ................................  7.75     04/16/07        107,250
     600    PSEG Energy Holdings Inc. ................................  8.625    02/15/08        664,500
     300    Reliant Energy Resources Corp. ...........................  7.75     02/15/11        348,494
     250    Southern California Edison Co. ...........................  5.00     01/15/14        254,740
     570    Texas Eastern Transmission, L.P. .........................  7.00     07/15/32        644,433
     305    Texas-New Mexico Power Co. ...............................  6.25     01/15/09        321,953
     220    TXU Corp. ................................................  6.375    06/15/06        231,385

6
                       See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2004 continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
$  1,355    TXU Energy Co. ...........................................  7.00 %   03/15/13   $  1,532,388
     635    Westar Energy Inc. .......................................  6.00     07/01/14        683,736
      55    Wisconsin Electric Power Co. .............................  5.625    05/15/33         55,223
                                                                                            ------------
                                                                                              22,124,553
                                                                                            ------------
            Electronic Equipment/Instruments (0.7%)
     215    Xerox Corp. ..............................................  6.875    08/15/11        225,750
   1,080    Xerox Corp. ..............................................  7.125    06/15/10      1,158,300
                                                                                            ------------
                                                                                               1,384,050
                                                                                            ------------
            Environmental Services (1.9%)
     715    Republic Services Inc. ...................................  6.75     08/15/11        802,647
   2,230    USA Waste Services, Inc. .................................  7.125    10/01/07      2,461,824
     235    Waste Management, Inc. ...................................  7.375    05/15/29        270,751
                                                                                            ------------
                                                                                               3,535,222
                                                                                            ------------
            Finance/Rental/Leasing (4.4%)
   5,020    Ford Motor Credit Co. ....................................  7.25     10/25/11      5,439,873
   2,430    Ford Motor Credit Co. ....................................  7.375    10/28/09      2,664,493
                                                                                            ------------
                                                                                               8,104,366
                                                                                            ------------
            Financial Conglomerates (4.9%)
     675    General Motors Acceptance Corp. ..........................  4.50     07/15/06        685,863
   6,000    General Motors Acceptance Corp. ..........................  6.875    09/15/11      6,302,814
   2,080    General Motors Acceptance Corp. ..........................  8.00     11/01/31      2,158,849
                                                                                            ------------
                                                                                               9,147,526
                                                                                            ------------
            Food Retail (1.3%)
     775    Albertson's, Inc. ........................................  7.50     02/15/11        897,544
   1,360    Kroger Co. ...............................................  7.50     04/01/31      1,583,621
                                                                                            ------------
                                                                                               2,481,165
                                                                                            ------------
            Food: Major Diversified (1.2%)
   1,700    Kraft Foods Inc. .........................................  5.625    11/01/11      1,798,253
     370    Kraft Foods Inc. .........................................  6.25     06/01/12        404,854
                                                                                            ------------
                                                                                               2,203,107
                                                                                            ------------
            Food: Meat/Fish/Dairy (0.8%)
      95    Smithfield Foods Inc. ....................................  7.75     05/15/13        103,550
   1,190    Smithfield Foods Inc. (Series B)..........................  8.00     10/15/09      1,317,925
                                                                                            ------------
                                                                                               1,421,475
                                                                                            ------------

                                                                               7
                       See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2004 continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Forest Products (2.1%)
$    135    Weyerhaeuser Co. .........................................  6.00 %   08/01/06   $    141,954
   3,345    Weyerhaeuser Co. .........................................  6.75     03/15/12      3,756,596
                                                                                            ------------
                                                                                               3,898,550
                                                                                            ------------
            Gas Distributors (0.8%)
      50    Consolidated Natural Gas Co. .............................  6.25     11/01/11         54,634
     585    Nisource Finance Corp. ...................................  7.625    11/15/05        614,880
      73    Ras Laffan Liquid Natural Gas Co. Ltd. - 144A* (Qatar)....  7.628    09/15/06         76,468
     705    Ras Laffan Liquid Natural Gas Co. Ltd. - 144A* (Qatar)....  8.294    03/15/14        833,459
                                                                                            ------------
                                                                                               1,579,441
                                                                                            ------------
            Home Building (0.4%)
     685    D.R. Horton, Inc. ........................................  6.875    05/01/13        751,787
                                                                                            ------------

            Home Furnishings (0.4%)
     600    Mohawk Industries, Inc. ..................................  7.20     04/15/12        691,730
                                                                                            ------------

            Hospital/Nursing Management (1.4%)
     735    Columbia/HCA Healthcare Corp. ............................  7.19     11/15/15        797,357
      85    Columbia/HCA Healthcare Corp. ............................  9.00     12/15/14        103,677
     555    HCA, Inc. ................................................  6.30     10/01/12        576,308
     524    Tenet Healthcare Corp. ...................................  6.875    11/15/31        417,890
     750    Tenet Healthcare Corp. ...................................  7.375    02/01/13        708,750
                                                                                            ------------
                                                                                               2,603,982
                                                                                            ------------
            Hotels/Resorts/Cruiselines (2.7%)
   1,370    Hilton Hotels Corp. ......................................  7.625    12/01/12      1,599,475
   1,140    Hyatt Equities LLC - 144A*................................  6.875    06/15/07      1,217,143
     285    Marriott International, Inc. (Series E)...................  7.00     01/15/08        311,541
     235    Starwood Hotels & Resorts Worldwide, Inc. ................  7.375    05/01/07        254,387
   1,455    Starwood Hotels & Resorts Worldwide, Inc. ................  7.875    05/01/12      1,653,244
                                                                                            ------------
                                                                                               5,035,790
                                                                                            ------------
            Industrial Conglomerates (1.1%)
     730    Hutchison Whampoa International Ltd. - 144A* (Virgin
              Islands)................................................  6.50     02/13/13        770,362
     580    Hutchison Whampoa International Ltd. - 144A* (Virgin
              Islands)................................................  5.45     11/24/10        593,608
     150    Tyco International Group S.A. (Luxembourg)................  5.80     08/01/06        157,145
     470    Tyco International Group S.A. (Luxembourg)................  6.375    10/15/11        520,526
      55    Tyco International Group S.A. (Luxembourg)................  6.75     02/15/11         61,961
                                                                                            ------------
                                                                                               2,103,602
                                                                                            ------------

8
                       See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2004 continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Industrial Machinery (0.7%)
$  1,120    Kennametal Inc. ..........................................  7.20 %   06/15/12   $  1,223,779
                                                                                            ------------

            Information Technology Services (0.8%)
     560    Electronic Data Systems Corp. ............................  7.125    10/15/09        602,155
     885    Electronic Data Systems Corp. - 144A*.....................  6.50     08/01/13        894,116
                                                                                            ------------
                                                                                               1,496,271
                                                                                            ------------
            Insurance Brokers/Services (2.0%)
     990    Farmers Exchange Capital - 144A*..........................  7.05     07/15/28      1,008,935
   1,580    Farmers Insurance Capital - 144A*.........................  8.625    05/01/24      1,870,911
     800    Marsh & McLennan Companies, Inc. .........................  5.375    07/15/14        821,355
                                                                                            ------------
                                                                                               3,701,201
                                                                                            ------------
            Integrated Oil (2.0%)
   1,700    Amerada Hess Corp. .......................................  7.875    10/01/29      1,971,675
     500    Conoco Funding Co. .......................................  6.35     10/15/11        558,414
      60    Petro-Canada (Canada).....................................  4.00     07/15/13         56,124
   1,150    Petro-Canada (Canada).....................................  5.35     07/15/33      1,057,448
                                                                                            ------------
                                                                                               3,643,661
                                                                                            ------------
            Major Telecommunications (4.3%)
   1,795    AT&T Corp. ...............................................  8.75     11/15/31      1,965,525
   1,460    Deutsche Telekom International Finance Corp.
              (Netherlands)...........................................  8.75     06/15/30      1,892,757
     580    France Telecom S.A. (France)..............................  9.25     03/01/31        771,248
   1,495    GTE Corp. ................................................  6.94     04/15/28      1,614,238
     485    Sprint Capital Corp. .....................................  8.75     03/15/32        617,407
     500    Verizon Global Funding Corp. .............................  7.75     12/01/30        600,661
     405    Verizon New England Inc. .................................  6.50     09/15/11        447,401
                                                                                            ------------
                                                                                               7,909,237
                                                                                            ------------
            Managed Health Care (2.4%)
   1,770    Aetna, Inc. ..............................................  7.875    03/01/11      2,091,928
     445    Anthem, Inc. .............................................  6.80     08/01/12        502,376
   1,560    Health Net, Inc. .........................................  8.375    04/15/11      1,925,049
                                                                                            ------------
                                                                                               4,519,353
                                                                                            ------------
            Media Conglomerates (5.1%)
   2,210    AOL Time Warner Inc. .....................................  6.875    05/01/12      2,469,332
   2,305    AOL Time Warner Inc. .....................................  7.625    04/15/31      2,661,201
     370    AOL Time Warner Inc. .....................................  7.70     05/01/32        431,575
     180    News America Holdings, Inc. ..............................  7.30     04/30/28        203,884
     140    News America Holdings, Inc. ..............................  7.75     01/20/24        163,857

                                                                               9
                       See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2004 continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
$  3,000    News America Inc. ........................................  7.25 %   05/18/18   $  3,458,358
      40    Time Warner, Inc. ........................................  6.625    05/15/29         41,377
                                                                                            ------------
                                                                                               9,429,584
                                                                                            ------------
            Medical Distributors (0.3%)
     555    AmerisourceBergen Corp. ..................................  8.125    09/01/08        618,825
                                                                                            ------------

            Medical Specialties (0.2%)
     360    Fisher Scientific International, Inc. - 144A*.............  6.75     08/15/14        379,800
                                                                                            ------------

            Metal Fabrications (0.1%)
     175    Northwest Pipeline Corp. .................................  8.125    03/01/10        197,094
                                                                                            ------------

            Miscellaneous (0.3%)
     585    Norfolk Southern Corp. ...................................  7.35     05/15/07        640,304
                                                                                            ------------

            Miscellaneous Commercial Services (0.4%)
     245    Iron Mountain Inc. .......................................  6.625    01/01/16        240,100
     487    Iron Mountain Inc. .......................................  7.75     01/15/15        518,655
                                                                                            ------------
                                                                                                 758,755
                                                                                            ------------
            Motor Vehicles (2.2%)
   1,995    DaimlerChrysler North American Holdings Co. ..............  7.30     01/15/12      2,269,275
     750    DaimlerChrysler North American Holdings Co. ..............  8.00     06/15/10        873,005
     830    DaimlerChrysler North American Holdings Co. ..............  8.50     01/18/31      1,017,593
                                                                                            ------------
                                                                                               4,159,873
                                                                                            ------------
            Multi-Line Insurance (0.3%)
     480    Nationwide Mutual Insurance Co. - 144A*...................  8.25     12/01/31        596,888
                                                                                            ------------

            Oil & Gas Pipelines (1.1%)
     300    Enterprise Products Operating L.P. - 144A*................  5.60     10/15/14        302,857
     950    GulfTerra Energy Partners, L.P. ..........................  6.25     06/01/10      1,054,500
     386    GulfTerra Energy Partners, L.P. ..........................  8.50     06/01/10        451,138
     220    Transcontinental Gas Pipe Line Corp. (Series B)...........  8.875    07/15/12        268,675
                                                                                            ------------
                                                                                               2,077,170
                                                                                            ------------
            Oil & Gas Production (4.9%)
     245    Kerr-McGee Corp. .........................................  5.875    09/15/06        256,697
     395    Kerr-McGee Corp. .........................................  6.625    10/15/07        427,922
     565    Kerr-McGee Corp. .........................................  6.875    09/15/11        632,913
   1,740    Kerr-McGee Corp. .........................................  7.875    09/15/31      2,063,656

10
                       See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2004 continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
$    765    Nexen Inc. (Canada).......................................  5.05 %   11/20/13   $    760,869
   1,145    Occidental Petroleum Corp. ...............................  8.45     02/15/29      1,535,297
     765    Pemex Project Funding Master Trust........................  7.375    12/15/14        835,763
   1,200    Pemex Project Funding Master Trust........................  8.00     11/15/11      1,360,500
     125    Pemex Project Funding Master Trust........................  8.625    02/01/22        142,438
     120    Plains E & P Corp. - 144A*................................  7.125    06/15/14        129,300
     910    Vintage Petroleum, Inc. ..................................  7.875    05/15/11        978,250
                                                                                            ------------
                                                                                               9,123,605
                                                                                            ------------
            Oil Refining/Marketing (0.7%)
     365    Ashland Inc. .............................................  7.83     08/15/05        378,634
     900    Marathon Oil Corp. .......................................  5.375    06/01/07        944,611
                                                                                            ------------
                                                                                               1,323,245
                                                                                            ------------
            Other Metals/Minerals (0.9%)
     760    Inco Ltd. (Canada)........................................  7.20     09/15/32        869,756
     720    Inco Ltd. (Canada)........................................  7.75     05/15/12        849,558
                                                                                            ------------
                                                                                               1,719,314
                                                                                            ------------
            Property - Casualty Insurers (0.8%)
   1,400    Mantis Reef Ltd. - 144A*..................................  4.692    11/14/08      1,415,414
                                                                                            ------------

            Pulp & Paper (2.3%)
   1,225    Abitibi-Consolidated Inc. (Canada)........................  8.55     08/01/10      1,319,938
     485    Abitibi-Consolidated Inc. (Canada)........................  8.85     08/01/30        482,575
   1,680    Bowater Canada Finance (Canada)...........................  7.95     11/15/11      1,782,280
     675    Sappi Papier Holding AG - 144A* (Austria).................  6.75     06/15/12        741,753
                                                                                            ------------
                                                                                               4,326,546
                                                                                            ------------
            Railroads (1.5%)
     760    CSX Corp..................................................  2.75     02/15/06        758,201
     290    CSX Corp..................................................  9.00     08/15/06        319,891
     100    Union Pacific Corp. - 144A*...............................  5.214    09/30/14         99,791
     820    Union Pacific Corp. ......................................  6.65     01/15/11        912,615
     625    Union Pacific Corp. ......................................  6.79     11/09/07        681,251
                                                                                            ------------
                                                                                               2,771,749
                                                                                            ------------
            Real Estate Development (0.7%)
     977    World Financial Properties - 144A*........................  6.91     09/01/13      1,090,653
     219    World Financial Properties - 144A*........................  6.95     09/01/13        244,741
                                                                                            ------------
                                                                                               1,335,394
                                                                                            ------------
            Real Estate Investment Trusts (0.9%)
     240    IStar Financial, Inc. ....................................  8.75     08/15/08        276,320
     775    Reckson Operating Partnership.............................  5.15     01/15/11        776,002

                                                                              11
                       See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2004 continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
$    470    Rouse Co. (The)...........................................  3.625%   03/15/09   $    439,265
     210    Rouse Co. (The)...........................................  5.375    11/26/13        200,637
                                                                                            ------------
                                                                                               1,692,224
                                                                                            ------------
            Restaurants (0.4%)
     600    Tricon Global Restaurants, Inc. ..........................  8.875    04/15/11        746,975
                                                                                            ------------

            Savings Banks (0.9%)
   1,335    Washington Mutual Inc. ...................................  8.25     04/01/10      1,581,779
                                                                                            ------------

            Specialty Stores (0.2%)
     275    Autonation, Inc. .........................................  9.00     08/01/08        317,625
                                                                                            ------------

            Telecommunications (1.1%)
   1,720    Sprint Capital Corp. .....................................  8.375    03/15/12      2,086,140
                                                                                            ------------

            Tobacco (1.0%)
     625    Altria Group, Inc. .......................................  7.00     11/04/13        653,197
   1,135    Altria Group, Inc. .......................................  7.75     01/15/27      1,202,161
                                                                                            ------------
                                                                                               1,855,358
                                                                                            ------------
            Wireless Telecommunications (0.8%)
     330    AT&T Wireless Services, Inc. .............................  7.875    03/01/11        391,486
     815    AT&T Wireless Services, Inc. .............................  8.75     03/01/31      1,073,352
                                                                                            ------------
                                                                                               1,464,838
                                                                                            ------------
            Total Corporate Bonds (Cost $159,868,445)....................................    169,872,625
                                                                                            ------------
            Foreign Government Obligations (2.8%)
     590    United Mexican States (Mexico)............................  8.30     08/15/31        672,600
   3,930    United Mexican States (Mexico)............................  8.375    01/14/11      4,617,750
                                                                                            ------------
            Total Foreign Obligations (Cost $4,696,217)..................................      5,290,350
                                                                                            ------------

12
                       See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2004 continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Asset-Backed Securities (2.3%)
            Finance/Rental/Leasing
$    900    Chase Manhattan Auto Owners Trust 2004-A A4...............  2.83 %   09/15/10   $    890,438
     650    Cit Equipment Calateral 2004-EF1 A3.......................  3.50     09/20/08        650,532
     800    Harley-Davidson Motorcycle Trust 2004-2 A2................  3.56     02/15/12        808,091
     950    Honda Auto Receivables Owner Trust 2004-1 A4..............  3.06     10/21/09        947,248
     950    TXU Electric Delivery Transition Bond Company LLC 2004-1
              A2......................................................  4.81     11/15/12        981,686
                                                                                            ------------
            Total Asset-Backed Securities (Cost $4,259,548)..............................      4,277,995
                                                                                            ------------
            U.S. Government Obligation (0.8%)
   4,250    U.S. Treasury Bond (Cost $1,343,816)......................  0.00     05/15/25      1,453,827
                                                                                            ------------
            Short-Term Investments (1.4%)
            U.S. Government Obligation (a) (0.4%)
     800    U.S. Treasury Bill** (Cost $792,673)......................  1.89     03/24/05        792,692
                                                                                            ------------
            Repurchase Agreement (1.0%)
   1,874    Joint repurchase agreement account (dated 09/30/04;
              proceeds $1,874,095) (b) (Cost $1,874,000)..............  1.83     10/01/04      1,874,000
                                                                                            ------------
            Total Short-Term Investments (Cost $2,666,673)...............................      2,666,692
                                                                                            ------------

            Total Investments (Cost $172,834,699) (c)(d)........................    98.7%     183,561,489

            Other Assets in Excess of Liabilities...............................     1.3        2,391,803
                                                                                   -----     ------------
            Net Assets..........................................................   100.0%    $185,953,292
                                                                                   =====     ============

---------------------

    *    Resale is restricted to qualified institutional investors.
    **   A portion of this security has been physically segregated in connection with open futures contracts in the amount of $321,500.
    (a)  Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
    (b)  Collateralized by federal agency and U.S. Treasury obligations.
    (c)  Securities have been designated as collateral in an amount equal to $36,035,609 in connection with open futures contracts.
    (d)  The aggregate cost for federal income tax purposes is $173,488,167. The aggregate gross unrealized appreciation is $10,697,893, and the aggregate gross unrealized depreciation is $624,571, resulting in net unrealized appreciation of $10,073,322.

                                                                              13
                       See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2004 continued

Futures Contracts Open at September 30, 2004:

NUMBER OF                DESCRIPTION, DELIVERY      UNDERLYING FACE          UNREALIZED
CONTRACTS   LONG/SHORT      MONTH AND YEAR          AMOUNT AT VALUE         DEPRECIATION
---------   ----------   ---------------------  ------------------------   --------------
    15         Short     U.S. Treasury Notes,         $ (1,661,250)          $  (9,884)
                         5 Year December 2004
   299         Short     U.S. Treasury Notes,          (33,674,875)           (393,769)
                         10 Year December 2004
     9         Long      U.S. Treasury Bonds,            1,009,969             (14,087)
                         20 Year December 2004
                                                                             ---------
                         Total Unrealized Depreciation..................     $(417,740)
                                                                             =========

14
                       See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2004

Assets:
Investments in securities, at value
  (cost $172,834,699).......................................  $183,561,489
Receivable for:
    Interest................................................     3,001,956
    Investments sold........................................       659,782
    Variation margin........................................        43,063
Prepaid expenses and other assets...........................        11,296
                                                              ------------
    Total Assets............................................   187,277,586
                                                              ------------
Liabilities:
Payable for:
    Investments purchased...................................     1,052,901
    Investment management fee...............................        86,425
    Capital stock repurchased...............................        61,004
Accrued expenses and other payables.........................       123,964
                                                              ------------
    Total Liabilities.......................................     1,324,294
                                                              ------------
    Net Assets..............................................  $185,953,292
                                                              ============
Composition of Net Assets:
Paid-in-capital.............................................  $195,839,270
Net unrealized appreciation.................................    10,309,050
Accumulated undistributed net investment income.............       414,198
Accumulated net realized loss...............................   (20,609,226)
                                                              ------------
    Net Assets..............................................  $185,953,292
                                                              ============
Net Asset Value Per Share,
10,570,318 shares outstanding
(15,000,000 shares authorized of $.01 par value)............        $17.59
                                                              ============

                       See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
FINANCIAL STATEMENTS continued

Statement of Operations
For the year ended September 30, 2004

Net Investment Income:
Interest Income.............................................  $11,452,702
                                                              -----------
Expenses
Investment management fee...................................      940,104
Transfer agent fees and expenses............................      133,477
Professional fees...........................................       53,043
Shareholder reports and notices.............................       48,733
Custodian fees..............................................       25,767
Registration fees...........................................       17,474
Directors' fees and expenses................................       10,523
Other.......................................................       19,014
                                                              -----------
    Total Expenses..........................................    1,248,135
                                                              -----------
    Net Investment Income...................................   10,204,567
                                                              -----------
Net Realized and Unrealized Gain (Loss):
Net Realized Gain/Loss on:
Investments.................................................    4,318,923
Futures contracts...........................................   (2,493,447)
                                                              -----------
    Net Realized Gain.......................................    1,825,476
                                                              -----------
Net Change in Unrealized Appreciation/Depreciation on:
Investments.................................................   (1,738,370)
Futures contracts...........................................    1,312,567
                                                              -----------
    Net Depreciation........................................     (425,803)
                                                              -----------
    Net Gain................................................    1,399,673
                                                              -----------
Net Increase................................................  $11,604,240
                                                              ===========

                       See Notes to Financial Statements
 16

Morgan Stanley Income Securities Inc.
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets

                                                                 FOR THE YEAR         FOR THE YEAR
                                                                    ENDED                ENDED
                                                              SEPTEMBER 30, 2004   SEPTEMBER 30, 2003
                                                              ------------------   ------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income.......................................     $ 10,204,567         $ 10,823,543
Net realized gain...........................................        1,825,476            1,946,101
Net change in unrealized appreciation/depreciation..........         (425,803)          11,421,115
                                                                 ------------         ------------
    Net Increase............................................       11,604,240           24,190,759

Dividends to shareholders from net investment income........      (10,365,415)         (10,354,979)

Decrease from capital stock transactions....................       (5,587,976)          (5,993,886)
                                                                 ------------         ------------
    Net Increase (Decrease).................................       (4,349,151)           7,841,894
Net Assets:
Beginning of period.........................................      190,302,443          182,460,549
                                                                 ------------         ------------
End of Period
(Including accumulated undistributed net investment income
of $414,198 and $323,587, respectively).....................     $185,953,292         $190,302,443
                                                                 ============         ============

                       See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2004

1. Organization and Accounting Policies

Morgan Stanley Income Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide as high a level of current income as is consistent with prudent investment and, as a secondary objective, capital appreciation. The Fund commenced operations on April 6, 1973.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Directors; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price; (3) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Manager") determines that the market quotations are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government

Morgan Stanley Income Securities Inc.
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2004 continued

securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement, the Fund pays a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended September 30, 2004 aggregated $73,060,154 and $78,767,267, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $7,124,009, and $6,295,734, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Fund's transfer agent. At September 30, 2004, the Fund had transfer agent fees and expenses payable of approximately $9,800.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. Aggregate pension costs for the year ended September 30, 2004 included in Directors' fees and expenses in the Statement of Operations amounted to $7,482. At September 30, 2004, the Fund had an accrued pension liability of $61,002 which is included in accrued

Morgan Stanley Income Securities Inc.
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2004 continued

expenses in the Statement of Assets and Liabilities. On December 2, 2003, the Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

Effective April 1, 2004, the Fund began an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Director to defer payment of all, or a portion, of the fees he receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

4. Capital Stock

Transactions in capital stock were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, September 30, 2002.................................  11,309,018   $113,088    $213,963,719
Treasury shares purchased and retired (weighted average
  discount 7.46%)*..........................................    (386,500)    (3,865)     (5,990,021)
Reclassification due to permanent book/tax differences......          --         --      (6,655,675)
                                                              ----------   --------    ------------
Balance, September 30, 2003.................................  10,922,518    109,223     201,318,023
Treasury shares purchased and retired (weighted average
  discount 8.81%)*..........................................    (352,200)    (3,522)     (5,584,454)
                                                              ----------   --------    ------------
Balance, September 30, 2004.................................  10,570,318   $105,701    $195,733,569
                                                              ==========   ========    ============

---------------------
   * The Directors have voted to retire the shares purchased.

5. Dividends

On September 28, 2004, the Fund declared the following dividends from net investment income:

 AMOUNT          RECORD             PAYABLE
PER SHARE         DATE                DATE
---------  ------------------  ------------------
$0.08125    October 8, 2004     October 22, 2004
$0.08125    November 5, 2004   November 19, 2004
$0.08125   December 10, 2004   December 23, 2004

Morgan Stanley Income Securities Inc.
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2004 continued

6. Purpose of Risks Relating to Certain Financial Instruments

To hedge against adverse interest rate and market risks, the Fund may enter into interest rate futures contracts ("future contracts").

These futures contracts involve element of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

7. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

                                                                   FOR THE              FOR THE
                                                                  YEAR ENDED           YEAR ENDED
                                                              SEPTEMBER 30, 2004   SEPTEMBER 30, 2003
                                                              ------------------   ------------------

Ordinary Income.............................................     $10,365,415          $10,354,979
                                                                 ===========          ===========

As of September 30, 2004, the tax-basis components of accumulated losses were as follows:


Undistributed ordinary income...............................     $ 1,081,812
Undistributed long-term gains...............................              --
                                                                 -----------
Net accumulated earnings....................................       1,081,812
Capital loss carryforward*..................................     (20,980,110)
Temporary differences.......................................         (61,002)
Net unrealized appreciation.................................      10,073,322
                                                                 -----------
Total accumulated losses....................................     $(9,885,978)
                                                                 ===========

* During the year ended September 30, 2004 the Fund utilized $2,890,094 of its net capital loss carryforward. As of September 30, 2004, the Fund had a net capital loss carryforward of $20,980,110 of which $1,742,631 will expire on September 30, 2009, $9,696,127 will expire on

Morgan Stanley Income Securities Inc.
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2004 continued

September 30, 2010 and $9,541,352 will expire on September 30, 2011 to offset future capital gains to the extent provided by regulations.

As of September 30, 2004, the Fund had temporary book/tax differences primarily attributable to book amortization of premiums on debt securities and mark-to-market of open futures contracts and permanent book/tax differences primarily attributable to tax adjustments on debt securities sold by the Fund. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged and accumulated undistributed net investment income was credited $251,459.

Morgan Stanley Income Securities Inc.
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                                               FOR THE YEAR ENDED SEPTEMBER 30
                                                            ---------------------------------------------------------------------
                                                              2004           2003           2002           2001           2000
                                                            ---------      ---------      ---------      ---------      ---------
Selected Per Share Data:
Net asset value, beginning of period......................    $17.42         $16.13         $17.10         $16.83         $17.51
                                                              ------         ------         ------         ------         ------
Income (loss) from investment operations:
    Net investment income*................................      0.95           0.97           1.05           1.28           1.33
    Net realized and unrealized gain (loss)...............      0.13           1.21          (0.89)          0.31          (0.72)
                                                              ------         ------         ------         ------         ------
Total income from investment operations...................      1.08           2.18           0.16           1.59           0.61
                                                              ------         ------         ------         ------         ------
Less dividends and distributions from:
    Net investment income.................................     (0.96)         (0.93)         (1.12)         (1.32)         (1.34)
    Paid-in capital.......................................        --             --          (0.02)            --             --
                                                              ------         ------         ------         ------         ------
Total dividends and distributions.........................     (0.96)         (0.93)         (1.14)         (1.32)         (1.34)
                                                              ------         ------         ------         ------         ------
Anti-dilutive effect of acquiring treasury shares*........      0.05           0.04           0.01             --           0.05
                                                              ------         ------         ------         ------         ------
Net asset value, end of period............................    $17.59         $17.42         $16.13         $17.10         $16.83
                                                              ======         ======         ======         ======         ======
Market value, end of period...............................    $16.04         $15.87         $15.23         $17.00         $16.06
                                                              ======         ======         ======         ======         ======
Total Return+.............................................      7.27%         10.61%         (3.89)%        14.07%          7.17%
Ratios to Average Net Assets:
Expenses..................................................      0.66%          0.67%          0.66%          0.67%          0.65%
Net investment income.....................................      5.43%          5.81%          6.28%          7.53%          7.89%
Supplemental Data:
Net assets, end of period, in thousands...................  $185,953       $190,302       $182,461       $194,863       $192,131
Portfolio turnover rate...................................        40%            56%            62%           105%            26%

---------------------

     *   The per share amounts were computed using an average number of shares outstanding during the period.
     +   Total return is based upon the current market value on the last day of each period reported.
         Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total return does not reflect brokerage commissions.

                                                                              23
                       See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Morgan Stanley Income Securities Inc.:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Income Securities Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2004, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Income Securities Inc. as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
November 15, 2004

                      2004 FEDERAL TAX NOTICE (UNAUDITED)

         Of the Fund's ordinary income dividends paid during the fiscal year ended September 30, 2004, 1.03% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

Morgan Stanley Income Securities Inc.
REVISED INVESTMENT POLICY

The Directors approved the following investment policies: Targeted Return Index Securities ("TRAINS") -- The Fund may invest in TRAINs, which are investment vehicles structured as trusts. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act of 1933 or the Investment Company Act of 1940 and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. Investments in certain TRAINs may have the effect of increasing the level of Fund illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate of interest and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value

Morgan Stanley Income Securities Inc.
REVISED INVESTMENT POLICY continued

substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, the Fund could sustain a loss.

Morgan Stanley Income Securities Inc.
DIRECTOR AND OFFICER INFORMATION

Independent Directors:

                                                                                                        Number of
                                                                                                      Portfolios in
                                         Position(s)  Term of Office                                  Fund Complex
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Overseen by
         Independent Director            Registrant    Time Served*           Past 5 Years**           Director***
---------------------------------------  -----------  --------------  ------------------------------  -------------
Michael Bozic (63)                       Director     Since April     Private Investor; Director or        208
c/o Kramer Levin Naftalis & Frankel LLP               1994            Trustee of the Retail Funds
Counsel to the Independent Directors                                  (since April 1994) and the
919 Third Avenue                                                      Institutional Funds (since
New York, NY                                                          July 2003); formerly Vice
                                                                      Chairman of Kmart Corporation
                                                                      (December 1998-October 2000),
                                                                      Chairman and Chief Executive
                                                                      Officer of Levitz Furniture
                                                                      Corporation (November
                                                                      1995-November 1998) and
                                                                      President and Chief Executive
                                                                      Officer of Hills Department
                                                                      Stores (May 1991-July 1995);
                                                                      formerly variously Chairman,
                                                                      Chief Executive Officer,
                                                                      President and Chief Operating
                                                                      Officer (1987-1991) of the
                                                                      Sears Merchandise Group of
                                                                      Sears, Roebuck & Co.


Edwin J. Garn (71)                       Director     Since January   Managing Director of Summit          208
c/o Summit Ventures LLC                               1993            Ventures LLC; Director or
1 Utah Center                                                         Trustee of the Retail Funds
201 S. Main Street                                                    (since January 1993) and the
Salt Lake City, UT                                                    Institutional Funds (since
                                                                      July 2003); member of the Utah
                                                                      Regional Advisory Board of
                                                                      Pacific Corp.; formerly United
                                                                      States Senator (R-Utah) (1974-
                                                                      1992) and Chairman, Senate
                                                                      Banking Committee (1980-1986),
                                                                      Mayor of Salt Lake City, Utah
                                                                      (1971-1974), Astronaut, Space
                                                                      Shuttle Discovery (April
                                                                      12-19, 1985), and Vice
                                                                      Chairman, Huntsman Corporation
                                                                      (chemical company).


Wayne E. Hedien (70)                     Director     Since           Retired; Director or Trustee         208
c/o Kramer Levin Naftalis & Frankel LLP               September 1997  of the Retail Funds (since
Counsel to the Independent Directors                                  September 1997) and the
919 Third Avenue                                                      Institutional Funds (since
New York, NY                                                          July 2003); formerly
                                                                      associated with the Allstate
                                                                      Companies (1966-1994), most
                                                                      recently as Chairman of The
                                                                      Allstate Corporation (March
                                                                      1993-December 1994) and
                                                                      Chairman and Chief Executive
                                                                      Officer of its wholly-owned
                                                                      subsidiary, Allstate Insurance
                                                                      Company (July 1989-December
                                                                      1994).


       Name, Age and Address of
         Independent Director            Other Directorships Held by Director
---------------------------------------  ------------------------------------
Michael Bozic (63)                       Director of Weirton Steel
c/o Kramer Levin Naftalis & Frankel LLP  Corporation.
Counsel to the Independent Directors
919 Third Avenue
New York, NY

Edwin J. Garn (71)                       Director of Franklin Covey (time
c/o Summit Ventures LLC                  management systems), BMW Bank of
1 Utah Center                            North America, Inc. (industrial loan
201 S. Main Street                       corporation), United Space Alliance
Salt Lake City, UT                       (joint venture between Lockheed
                                         Martin and the Boeing Company) and
                                         Nuskin Asia Pacific (multilevel
                                         marketing); member of the board of
                                         various civic and charitable
                                         organizations.

Wayne E. Hedien (70)                     Director of The PMI Group Inc.
c/o Kramer Levin Naftalis & Frankel LLP  (private mortgage insurance);
Counsel to the Independent Directors     Trustee and Vice Chairman of The
919 Third Avenue                         Field Museum of Natural History;
New York, NY                             director of various other business
                                         and charitable organizations.

Morgan Stanley Income Securities Inc.
DIRECTOR AND OFFICER INFORMATION continued

                                                                                                        Number of
                                                                                                      Portfolios in
                                         Position(s)  Term of Office                                  Fund Complex
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Overseen by
         Independent Director            Registrant    Time Served*           Past 5 Years**           Director***
---------------------------------------  -----------  --------------  ------------------------------  -------------
Dr. Manuel H. Johnson (55)               Director     Since July      Senior Partner, Johnson Smick        208
c/o Johnson Smick International, Inc.                 1991            International, Inc., a
2099 Pennsylvania Avenue, N.W.                                        consulting firm; Chairman of
Suite 950                                                             the Audit Committee and
Washington, D.C.                                                      Director or Trustee of the
                                                                      Retail Funds (since July 1991)
                                                                      and the Institutional Funds
                                                                      (since July 2003); Co-
                                                                      Chairman and a founder of the
                                                                      Group of Seven Council (G7C),
                                                                      an international economic
                                                                      commission; formerly Vice
                                                                      Chairman of the Board of
                                                                      Governors of the Federal
                                                                      Reserve System and Assistant
                                                                      Secretary of the U.S.
                                                                      Treasury.


Joseph J. Kearns (62)                    Director     Since July      President, Kearns & Associates       209
PMB754                                                2003            LLC (investment consulting);
23852 Pacific Coast Highway                                           Deputy Chairman of the Audit
Malibu, CA                                                            Committee and Director or
                                                                      Trustee of the Retail Funds
                                                                      (since July 2003) and the
                                                                      Institutional Funds (since
                                                                      August 1994); previously
                                                                      Chairman of the Audit
                                                                      Committee of the Institutional
                                                                      Funds (October 2001-July
                                                                      2003); formerly CFO of the J.
                                                                      Paul Getty Trust.


Michael E. Nugent (68)                   Director     Since July      General Partner of Triumph           208
c/o Triumph Capital, L.P.                             1991            Capital, L.P., a private
445 Park Avenue                                                       investment partnership;
New York, NY                                                          Chairman of the Insurance
                                                                      Committee and Director or
                                                                      Trustee of the Retail Funds
                                                                      (since July 1991) and the
                                                                      Institutional Funds (since
                                                                      July 2001); formerly Vice
                                                                      President, Bankers Trust
                                                                      Company and BT Capital
                                                                      Corporation (1984-1988).


Fergus Reid (72)                         Director     Since July      Chairman of Lumelite Plastics        209
c/o Lumelite Plastics Corporation                     2003            Corporation; Chairman of the
85 Charles Colman Blvd.                                               Governance Committee and
Pawling, NY                                                           Director or Trustee of the
                                                                      Retail Funds (since July 2003)
                                                                      and the Institutional Funds
                                                                      (since June 1992).


       Name, Age and Address of
         Independent Director            Other Directorships Held by Director
---------------------------------------  ------------------------------------
Dr. Manuel H. Johnson (55)               Director of NVR, Inc. (home
c/o Johnson Smick International, Inc.    construction); Chairman and Trustee
2099 Pennsylvania Avenue, N.W.           of the Financial Accounting
Suite 950                                Foundation (oversight organization
Washington, D.C.                         of the Financial Accounting
                                         Standards Board); Director of RBS
                                         Greenwich Capital Holdings
                                         (financial holding company).

Joseph J. Kearns (62)                    Director of Electro Rent Corporation
PMB754                                   (equipment leasing), The Ford Family
23852 Pacific Coast Highway              Foundation, and the UCLA Foundation.
Malibu, CA

Michael E. Nugent (68)                   Director of various business
c/o Triumph Capital, L.P.                organizations.
445 Park Avenue
New York, NY

Fergus Reid (72)                         Trustee and Director of certain
c/o Lumelite Plastics Corporation        investment companies in the JPMorgan
85 Charles Colman Blvd.                  Funds complex managed by J.P. Morgan
Pawling, NY                              Investment Management Inc.

Morgan Stanley Income Securities Inc.
DIRECTOR AND OFFICER INFORMATION continued

Interested Directors:

                                                                                                      Number of
                                                                                                    Portfolios in
                                       Position(s)  Term of Office                                  Fund Complex
      Name, Age and Address of          Held with   and Length of   Principal Occupation(s) During   Overseen by
         Interested Director           Registrant    Time Served*           Past 5 Years**           Director***
-------------------------------------  -----------  --------------  ------------------------------  -------------
Charles A. Fiumefreddo (71)            Chairman of  Since July      Chairman and Director or             208
c/o Morgan Stanley Trust               the Board    1991            Trustee of the Retail Funds
Harborside Financial Center,           and                          (since July 1991) and the
Plaza Two,                             Director                     Institutional Funds (since
Jersey City, NJ                                                     July 2003); formerly Chief
                                                                    Executive Officer of the
                                                                    Retail Funds (until September
                                                                    2002).


James F. Higgins (56)                  Director     Since June      Director or Trustee of the           208
c/o Morgan Stanley Trust                            2000            Retail Funds (since June 2000)
Harborside Financial Center,                                        and the Institutional Funds
Plaza Two,                                                          (since July 2003); Senior
Jersey City, NJ                                                     Advisor of Morgan Stanley
                                                                    (since August 2000); Director
                                                                    of the Distributor and Dean
                                                                    Witter Realty Inc.; previously
                                                                    President and Chief Operating
                                                                    Officer of the Private Client
                                                                    Group of Morgan Stanley (May
                                                                    1999-August 2000), and
                                                                    President and Chief Operating
                                                                    Officer of Individual
                                                                    Securities of Morgan Stanley
                                                                    (February 1997-May 1999).


      Name, Age and Address of
         Interested Director           Other Directorships Held by Director
-------------------------------------  ------------------------------------
Charles A. Fiumefreddo (71)            None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (56)                  Director of AXA Financial, Inc. and
c/o Morgan Stanley Trust               The Equitable Life Assurance Society
Harborside Financial Center,           of the United States (financial
Plaza Two,                             services).
Jersey City, NJ

---------------------

  * This is the earliest date the Director began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") (the "Retail Funds").
 ** The dates referenced below indicating commencement of services as Director/Trustee for the Retail Funds and the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds") reflect the Retail or Institutional Funds as applicable.
*** The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment advisor that is an affiliated person of the Investment Manager (including but not limited to Morgan Stanley Investment Management Inc.).

Morgan Stanley Income Securities Inc.
DIRECTOR AND OFFICER INFORMATION continued

Officers:

                                                   Term of
                                 Position(s)      Office and
  Name, Age and Address of        Held with       Length of
      Executive Officer          Registrant      Time Served*          Principal Occupation(s) During Past 5 Years**
-----------------------------  ---------------  --------------  ------------------------------------------------------------
Mitchell M. Merin (51)         President        Since May 1999  President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                                     Investment Management Inc.; President, Director and Chief
New York, NY                                                    Executive Officer of the Investment Manager and Morgan
                                                                Stanley Services; Chairman and Director of the Distributor;
                                                                Chairman and Director of the Transfer Agent; Director of
                                                                various Morgan Stanley subsidiaries; President of the
                                                                Institutional Funds (since July 2003) and President of the
                                                                Retail Funds (since May 1999); Trustee (since July 2003) and
                                                                President (since December 2002) of the Van Kampen Closed-End
                                                                Funds; Trustee (since May 1999) and President (since October
                                                                2002) of the Van Kampen Open-End Funds.

Ronald E. Robison (65)         Executive Vice   Since April     Principal Executive Officer-Office of the Funds (since
1221 Avenue of the Americas    President and    2003            November 2003); Managing Director of Morgan Stanley & Co.
New York, NY                   Principal                        Incorporated, Managing Director of Morgan Stanley; Managing
                               Executive                        Director, Chief Administrative Officer and Director of the
                               Officer                          Investment Manager and Morgan Stanley Services; Chief
                                                                Executive Officer and Director of the Transfer Agent;
                                                                Managing Director and Director of the Distributor; Executive
                                                                Vice President and Principal Executive Officer of the
                                                                Institutional Funds (since July 2003) and the Retail Funds
                                                                (since April 2003); Director of Morgan Stanley SICAV (since
                                                                May 2004); previously President and Director of the Retail
                                                                Funds (March 2001-July 2003) and Chief Global Operations
                                                                Officer and Managing Director of Morgan Stanley Investment
                                                                Management Inc.

Joseph J. McAlinden (61)       Vice President   Since July      Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                     1995            Investment Manager and Morgan Stanley Investment Management
New York, NY                                                    Inc.; Director of the Transfer Agent, Chief Investment
                                                                Officer of the Van Kampen Funds; Vice President of the
                                                                Institutional Funds (since July 2003) and the Retail Funds
                                                                (since July 1995).

Barry Fink (49)                Vice President   Since February  General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas                     1997            (since December 2000) of Morgan Stanley Investment
New York, NY                                                    Management; Managing Director (since December 2000),
                                                                Secretary (since February 1997) and Director (since July
                                                                1998) of the Investment Manager and Morgan Stanley Services;
                                                                Vice President of the Retail Funds; Assistant Secretary of
                                                                Morgan Stanley DW; Vice President of the Institutional Funds
                                                                (since July 2003); Managing Director, Secretary and Director of the Distributor; previously Secretary (February 1997-July
                                                                2003) and General Counsel (February 1997-April 2004) of the
                                                                Retail Funds; Vice President and Assistant General Counsel
                                                                of the Investment Manager and Morgan Stanley Services
                                                                (February 1997-December 2001).

Amy R. Doberman (42)           Vice President   Since July      Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                     2004            Management; Managing Director of Morgan Stanley Investment
New York, NY                                                    Management Inc. and the Investment Manager, Vice President
                                                                of the Institutional and Retail Funds (since July 2004);
                                                                previously, Managing Director and General
                                                                Counsel -- Americas, UBS Global Asset Management (July
                                                                2000-July 2004) and General Counsel, Aeltus Investment
                                                                Management, Inc. (January 1997-July 2000).

Stefanie V. Chang (37)         Vice President   Since July      Executive Director of Morgan Stanley & Co. Incorporated,
1221 Avenue of the Americas                     2003            Morgan Stanley Investment Management Inc. and the Investment
New York, NY                                                    Manager; Vice President of the Institutional Funds (since
                                                                December 1997) and the Retail Funds (since July 2003);
                                                                formerly practiced law with the New York law firm of Rogers
                                                                & Wells (now Clifford Chance US LLP).

Morgan Stanley Income Securities Inc.
DIRECTOR AND OFFICER INFORMATION continued

                                                   Term of
                                 Position(s)      Office and
  Name, Age and Address of        Held with       Length of
      Executive Officer          Registrant      Time Served*          Principal Occupation(s) During Past 5 Years**
-----------------------------  ---------------  --------------  ------------------------------------------------------------
Francis J. Smith (39)          Treasurer and    Treasurer       Executive Director of the Investment Manager and Morgan
c/o Morgan Stanley Trust       Chief Financial  since July      Stanley Services (since December 2001); previously, Vice
Harborside Financial Center,   Officer          2003 and Chief  President of the Retail Funds (September 2002-July 2003),
Plaza Two,                                      Financial       Vice President of the Investment Manager and Morgan Stanley
Jersey City, NJ                                 Officer since   Services (August 2000-November 2001) and Senior Manager at
                                                September 2002  PricewaterhouseCoopers LLP (January 1998-August 2000).

Thomas F. Caloia (58)          Vice President   Since July      Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust                        2003            Treasurer of the Investment Manager, the Distributor and
Harborside Financial Center,                                    Morgan Stanley Services; previously Treasurer of the Retail
Plaza Two,                                                      Funds (April 1989-July 2003); formerly First Vice President
Jersey City, NJ                                                 of the Investment Manager, the Distributor and Morgan
                                                                Stanley Services.

Mary E. Mullin (37)            Secretary        Since July      Executive Director of Morgan Stanley & Co. Incorporated,
1221 Avenue of the Americas                     2003            Morgan Stanley Investment Management Inc. and the Investment
New York, NY                                                    Manager; Secretary of the Institutional Funds (since June
                                                                1999) and the Retail Funds (since July 2003); formerly
                                                                practiced law with the New York law firms of McDermott, Will
                                                                & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.

---------------------

 * This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

DIRECTORS

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President

Ronald E. Robison
Executive Vice President and Principal Executive Officer

Joseph J. McAlinden
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Stefanie V. Chang
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Thomas F. Caloia
Vice President

Mary E. Mullin
Secretary

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

Investments and services offered through Morgan Stanley DW Inc., member SIPC.

(c) 2004 Morgan Stanley

[MORGAN STANLEY LOGO]

MORGAN STANLEY FUNDS

Morgan Stanley
Income Securities

Annual Report
September 30, 2004

[MORGAN STANLEY LOGO]

38532RPT-RA04-00757P-Y09/04

Item 2. Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f)

      (1) The Fund's Code of Ethics is attached hereto as Exhibit A.

      (2) Not applicable.

      (3) Not applicable.

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Dr. Manuel H. Johnson and Joseph J. Kearns. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2004

                                          REGISTRANT     COVERED ENTITIES(1)
AUDIT FEES........................        $ 30,116           N/A

NON-AUDIT FEES
          AUDIT-RELATED FEES......        $    452 (2)       $ 5,067,400 (2)
          TAX FEES................        $  4,998 (3)       $   545,053 (4)
          ALL OTHER FEES..........        $      -           $         -
TOTAL NON-AUDIT FEES..............        $  5,450           $ 5,612,453

TOTAL.............................        $ 35,566           $ 5,612,453

2003

                                          REGISTRANT     COVERED ENTITIES(1)
AUDIT FEES........................        $ 27,560           N/A

NON-AUDIT FEES
          AUDIT-RELATED FEES......        $    684 (2)       $ 1,086,576 (2)
          TAX FEES................        $  4,876 (3)       $   252,500 (4)
          ALL OTHER FEES..........        $      -           $         -  (5)
TOTAL NON-AUDIT FEES..............        $  5,560           $ 1,339,076

TOTAL.............................        $ 33,120           $ 1,339,076

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant's tax returns.

(4) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.

(5) All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                                 AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                  MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

                           AS ADOPTED JULY 31, 2003(1)

1. STATEMENT OF PRINCIPLES

      The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.

      The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee or its delegate ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

      The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

--------
(1) This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), adopted as of the date above, supercedes and replaces all prior versions that may have been adopted from time to time.

      The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

      The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

2. DELEGATION

      As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3. AUDIT SERVICES

      The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

      In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

      The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4. AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

      The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5. TAX SERVICES

      The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services.

      Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6. ALL OTHER SERVICES

      The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

      The Audit Committee has pre-approved the All Other services in Appendix
B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7. PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

      Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8. PROCEDURES

      All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

      The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

9. ADDITIONAL REQUIREMENTS

      The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No.

1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10. COVERED ENTITIES

      Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

            Morgan Stanley Retail Funds
            Morgan Stanley Investment Advisors Inc.
            Morgan Stanley & Co. Incorporated
            Morgan Stanley DW Inc.
            Morgan Stanley Investment Management
            Morgan Stanley Investments LP
            Van Kampen Asset Management Inc.
            Morgan Stanley Services Company, Inc.
            Morgan Stanley Distributors Inc.
            Morgan Stanley Trust FSB

            Morgan Stanley Institutional Funds
            Morgan Stanley Investment Management Inc.
            Morgan Stanley Investments LP
            Morgan Stanley & Co. Incorporated
            Morgan Stanley Distribution, Inc.
            Morgan Stanley AIP GP LP
            Morgan Stanley Alternative Investment Partners LP

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (attached hereto).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and

Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Applicable only for reports covering periods ending on or after the earlier of
(i) the first annual shareholder meeting after January 15, 2004 or (ii) October 31, 2004.

Item 6.

See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund's and its Investment Advisor's Proxy Voting Policies and Procedures are as follows:

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.    POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for certain Non-US Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.   GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III.  GUIDELINES

A.    MANAGEMENT PROPOSALS

      1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

            -     Selection or ratification of auditors.

            - Approval of financial statements, director and auditor reports.

            -     Election of Directors.

            - Limiting Directors' liability and broadening indemnification of Directors.

            - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

            - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

            - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

            -     General updating/corrective amendments to the charter.

            -     Elimination of cumulative voting.

            -     Elimination of preemptive rights.

            - Provisions for confidential voting and independent tabulation of voting results.

            - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

      2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

            Capitalization changes

            - Capitalization changes that eliminate other classes of stock and voting rights.

            - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
                  (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

            - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

            -     Proposals for share repurchase plans.

            - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

            -     Proposals to effect stock splits.

            - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

            Compensation

            - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

            - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

            - Establishment of Employee Stock Option Plans and other employee ownership plans.


            Anti-Takeover Matters


            - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

            - Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

      3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

            - Capitalization changes that add classes of stock that which substantially dilute the voting interests of existing shareholders.

            - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

            -     Creation of "blank check" preferred stock.

            -     Changes in capitalization by 100% or more.

            - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

            - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

            -     Proposals to indemnify auditors.

      4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.


            CORPORATE TRANSACTIONS

            - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

            - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

            - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

            - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

                  (i)   Whether the stock option plan is incentive based;


                  (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;


                  (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

            Anti-Takeover Provisions


            -     Proposals requiring shareholder ratification of poison pills.


            - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.


B.    SHAREHOLDER PROPOSALS

      1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

            - Requiring auditors to attend the annual meeting of shareholders.

            - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

            - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

            -     Confidential voting.

            -     Reduction or elimination of supermajority vote requirements.

      2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

            -     Proposals that limit tenure of directors.

            -     Proposals to limit golden parachutes.

            - Proposals requiring directors to own large amounts of stock to be eligible for election.

            -     Restoring cumulative voting in the election of directors.

            - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

            - Proposals that limit retirement benefits or executive compensation.

            - Requiring shareholder approval for bylaw or charter amendments.

            - Requiring shareholder approval for shareholder rights plan or poison pill.

            -     Requiring shareholder approval of golden parachutes.

            -     Elimination of certain anti-takeover related provisions.

            -     Prohibit payment of greenmail.

      3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

            - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

            - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

            - Proposals that require inappropriate endorsements or corporate actions.

IV.   ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.    PROXY REVIEW COMMITTEE

      1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

            (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

            (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.


            (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

            (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

            (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

            (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

            (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

Item 8. Closed-End Fund Repurchases

                    REGISTRANT PURCHASE OF EQUITY SECURITIES

                                                                    (c) Total Number              (d) Maximum Number
                                                                      of Shares (or             (or Approximate Dollar
                                                                    Units) Purchased            Value) of Shares (or
                        (a) Total Number of    (b) Average Price   as Part of Publicly           Units) that May Yet
                         Shares (or Units)       Paid per Share     Announced Plans             Be Purchased Under the
Period                       Purchased             (or Unit)         or Programs                  Plans or Programs
------                       ---------             ---------         -----------                  -----------------
October 1, 2003 ---
October 31, 2003              31,100.00             $16.0188               N/A                           N/A
November 1, 2003 --
November 30, 2003             24,000.00             $16.0253               N/A                           N/A
December 1, 2003 --
December 31, 2003             28,400.00             $16.0464               N/A                           N/A
January 1, 2004 ---
January 31, 2004              29,900.00             $16.3218               N/A                           N/A
February 1, 2004 ---
February 29, 2004             30,200.00             $16.4968               N/A                           N/A

March 1, 2004 ---
March 31, 2004                39,200.00             $16.5714               N/A                           N/A
April 1, 2004 ---
April 30, 2004                26,000.00             $15.6802               N/A                           N/A
May 1, 2004 ---
May 31, 2004                  29,800.00             $15.2500               N/A                           N/A
June 1, 2004 ---
June 30, 2004                 32,000.00             $14.9525               N/A                           N/A
July 1, 2004 ---
July 31, 2004                 35,500.00             $15.3289               N/A                           N/A
August 1, 2004 ---
August 31, 2004               20,900.00             $15.7425               N/A                           N/A
September 1, 2004 -
September 30, 2004            25,200.00             $15.8663               N/A                           N/A
Total                        352,200.00             $15.8584               N/A                           N/A

Item 9. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 10 - Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

      There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Income Securities Inc.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
November 19, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
November 19, 2004

/s/ Francis Smith
Francis Smith
Principal Financial Officer
November 19, 2004